UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 20, 2024 (February 19, 2024)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive,	Van Buren Township,	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 - FINANCIAL INFORMATION

Item 2.02.    Results of Operations and Financial Condition.

    On February 20, 2024, the registrant issued a press release regarding its financial results for the fourth quarter and full-year of 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

    The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2024, the Company entered into an Amendment (the “Amended Employment Agreement”) to the Amended and Restated Employment Agreement with Sachin Lawande, the Company’s President and Chief Executive Officer, which amends the Amended and Restated Employment Agreement between the Company and Mr. Lawande dated as of October 22, 2020 (the “Prior Employment Agreement”). The term of the Prior Employment Agreement was scheduled to expire on September, 2025. Pursuant to the Amended Employment Agreement, the term of the Amended Employment Agreement was extended through September 30, 2030. All of the other terms and conditions of the Prior Employment Agreement remain in full force and effect. The foregoing description of the modification made in the Amended Employment Agreement is qualified in its entirety by reference to (a) the full text of the Amended Employment Agreement, attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference, and (b) the full text of the Prior Employment Agreement, attached as Exhibit 10.1 to the prior filed Current Report on Form 8-K, as originally filed by the Company on October 26, 2020.

On February 19, 2024, the Organization and Compensation Committee of Company approved compensation adjustments for Mr. Lawande consisting of an annualized base salary in the amount of $1,150,000 effective as of April 1, 2024, annual incentive opportunity in the amount of $1,725,000, and long-term incentive opportunity in the amount of $8,850,000.

SECTION 7 - REGULATION FD

Item 7.01.    Regulation FD Disclosure.

    See “Item 2.02. Results of Operations and Financial Condition” above.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment to Employment Agreement, effective as of February 19, 2024, by and between Visteon Corporation and Sachin Lawande.
99.1	Press release dated February 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

By:	/s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and Chief Legal Officer

Date: February 20, 2024

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